                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))


[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        STANDARD COMMERCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 ------------
                                    [LOGO]
                                   STANDARD
                                 ------------

                        STANDARD COMMERCIAL CORPORATION
                               2201 Miller Road
                         Wilson, North Carolina 27893

                         _____________________________

                                 July 16, 2001
Dear Shareholder:


          Attached please find an amended and restated Notice of Annual Meeting of Shareholders and Proxy Statement. We are amending and restating our June 26, 2001 proxy statement to:

          (1) include the Audit Committee's Report and the Audit Committee Charter previously inadvertently omitted.

          (2) include a new proxy card for record holders of our stock, because the card previously sent to record holders did not include boxes to mark a vote on the 2001 Performance Incentive Compensation Plan (Note: If you hold stock in your broker's or other nominee's name, this does not affect you).

          (3) make other clarifications and grammatical edits to the proxy statement as necessary.

     The meeting will be held, as planned, at Hardy Alumni Hall on the campus of Barton College in Wilson, North Carolina on Tuesday, August 14, 2001 at 12 noon. Our apologies for any confusion. Should you have any questions regarding the above matters, please contact Henry C. Babb at (252) 291-5507.


                                                  Sincerely,


                                                  /s/ Robert E. Harrison

                                                  Robert E. Harrison
                                                  President

                                  ----------
                                    [LOGO]
                                   Standard
                                  ----------

                        STANDARD COMMERCIAL CORPORATION
                               2201 Miller Road
                         Wilson, North Carolina 27893
                     ____________________________________

         Amended and Restated Notice of Annual Meeting of Shareholders
                          To Be Held August 14, 2001


Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Standard Commercial Corporation to be held at Hardy Alumni Hall on the campus of Barton College in Wilson, North Carolina, on Tuesday, August 14, 2001 at 12 noon to:

                    (a)  elect three directors;

                    (b) to adopt the 2001 Performance Improvement Compensation Plan and reserve an additional 750,000 shares for issuance thereunder;

                    (c) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2002; and

                    (d) transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on June 15, 2001 will be entitled to vote at the meeting.


                                                  Sincerely,

                                                  /s/ Robert E. Harrison
                                                  Robert E. Harrison
                                                  President

July 16, 2001

     You are invited to a luncheon immediately following the meeting. If you plan to attend, please complete and return the enclosed card directly to the Company or telephone Carol Whitehead at 252-291-5507 Extension 259. If you need directions to Barton College please contact Mrs. Whitehead.

  PLEASE VOTE YOUR SHARES PROMPTLY BY COMPLETING AND RETURNING YOUR PROXY IN
                             THE ENVELOPE PROVIDED

                        STANDARD COMMERCIAL CORPORATION
                           ________________________

                     Amended and Restated Proxy Statement
                        Annual Meeting of Shareholders
                                August 14, 2001
                           ________________________

     The accompanying proxy is solicited by the Board of Directors. A shareholder giving a proxy may revoke it at any time before it is exercised. Shareholders of record at the close of business on June 15, 2001 will be entitled to vote at the meeting or any adjournments thereof. Proxy materials were originally mailed to shareholders on June 26, 2001. It is expected that amended and restated proxy materials will be mailed to shareholders on or about July 16, 2001.

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation divide the Board of Directors into three classes as nearly equal in number as possible, each of which serves for three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each Annual Meeting for a full three-year term. Three of the present directors, William S. Barrack, Jr., Charles H. Mullen and William S. Sheridan, who were elected for three-year terms expiring at this Annual Meeting, have been nominated for three-year terms expiring at the Annual Meeting in 2004. The two other classes of directors, who were elected for terms expiring at the Annual Meetings in 2002 and 2003, will remain in office.

                INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

     The information that follows as to the principal occupations and directorships and the number of shares of the Company's common stock beneficially owned, directly or indirectly, has been furnished to the Company by such persons.

Name, Age and Year First Became Director          Principal Occupation During Past Five Years
----------------------------------------          -------------------------------------------
                                                 Nominees for Terms Expiring in 2004

William S. Barrack, Jr. - 71, Director 1992       Retired Senior Vice President, Texaco, Inc.  Director, Dominion Resources, Inc.

Charles H. Mullen - 73, Director 1995             Retired Chairman and Chief Executive Officer, The American Tobacco Company,
                                                  and retired Vice President, American Brands, Inc. A director of Swisher
                                                  International Group, Inc.

William S. Sheridan - 47, Director 1998           Executive Vice President and Chief Financial Officer Sotheby's Holdings, Inc.
                                                  since 1996. Prior thereto he was a partner with Deloitte & Touche LLP.

                                                 Directors Continuing in Office Until 2003

J. Alec G. Murray - 64, Director 1977             Chairman of the Board since August, 1996; previously President/Vice Chairman and Chief Executive Officer.

Daniel M. Sullivan - 77, Director 1995            Founder and retired Chief Executive Officer, Frost & Sullivan, Inc.; currently
                                                  Chairman JLM Couture, Inc. and director of four private companies.

B. Clyde Preslar - 46, Director 1999              Vice President - Finance and Chief Financial Officer, Lance, Inc.
                                                  Prior thereto he was Director of Financial Services with Black & Decker.

Mark W. Kehaya - 33, Director 2000                President and CEO of Eturn Communications, Inc., Sunnyvale, California.  Prior
                                                  to his resignation in February, 2000, he was employed by the Company, serving variously as Assistant to the President, Finance Director of the Tobaco Division,
                                                  Vice President-Planning, and as Chief Executive Officer of the Company's
                                                  tobacco processing facility in St. Petersburg, Russia.

                                                 Directors Continuing in Office Until 2002

Marvin W. Coghill - 67, Director 1974             Retired November 1, 2000, as Chairman of the Company's Tobacco Division;
                                                  prior to April, 1994, President of the Company.

Robert E. Harrison - 47, Director 1995            President and Chief Executive Officer since August, 1996.  He was employed in
                                                  July, 1995 as Senior Vice President and Chief Financial Officer and retained the latter position until April, 1998. Previously employed by RJ Reynolds
                                                  International in a number of management positions, primarily in the Far East.

William A. Ziegler - 76, Director 1985            Retired partner, Sullivan & Cromwell, attorneys.

___________________________

     There are no family relationships among any of the directors and executive officers except that Mark W. Kehaya is the brother of Ery W. Kehaya II, a Vice President of the Company.

                            PRINCIPAL SHAREHOLDERS

     The following table sets forth at June 15, 2001 the common stock owned beneficially, according to advice received by the Company, by each 5% or larger shareholder, by each director, by each of the executive officers listed in the Summary Compensation Table and by all corporate officers and directors as a group:

Name and Address                              Shares Owned                    % of Class
----------------                              ------------                    ----------
Ery W. Kehaya Estate and Various Trusts          1,404,354    1                    10.6%
474 Dover Road
Tequesta, FL  33469

FMR Corp.                                        1,316,000                          9.9%
82 Devonshire Street
Boston, MA  02109

Dimensional Fund Advisors, Inc.                  1,034,910                          7.8%
1299 Ocean Avenue
Santa Monica, CA  90401

Helga L. Kehaya                                    856,422    2                     6.5%
474 Dover Road
Tequesta, FL  33469

Royce & Associates, Inc.                           809,612                          6.1%
1414 Avenue of the Americas
New York, NY  10019

Franklin Resources, Inc.                           685,500                          5.2%
777 Mariners Island Blvd
San Mateo, CA  94403-7777

Mark W. Kehaya                                     516,626    3                     3.9%
474 Mercury Drive
Sunnyvale, CA  94086

J. Alec G. Murray                                  191,805    4                     1.4%
Marvin W. Coghill                                   86,042                             *
Alfred F. Rehm, Jr.                                 40,750    5                        *
Robert E. Harrison                                  37,169    6                        *
Paul H. Bicque                                      16,778                             *
William A. Ziegler                                  15,184                             *
Henry C. Babb                                       14,600    7                        *
Charles H. Mullen                                    9,739                             *
William S. Barrack, Jr.                              9,135    8                        *
Daniel M. Sullivan                                   8,100                             *
William S. Sheridan                                  7,969    9                        *
B. Clyde Preslar                                     6,501                             *

All Directors and Corporate Officers as          1,432,307                         10.8%
a group

----------------------------------------

* Less than one percent.
1 Executors of the estate are Helga L. Kehaya, Mark W. Kehaya and First Union National Bank. Co-trustees of the trusts are Helga L. Kehaya, Mark W. Kehaya and William Whitaker.
2 Includes 9,463 shares underlying $278,000 principal amount of the Company's 7 1/4% Convertible Subordinated Debentures assuming conversion thereof at the current conversion price of $29.38 per share. Excludes shares Mrs. Kehaya might be deemed to own by virtue of her status as an executor of the estate of Ery W. Kehaya.
3 Excludes shares Mark W. Kehaya might be deemed to own by virtue of his status as an executor of the estate of Ery W. Kehaya. Includes 1,830 shares owned by his wife, 2,558 shares owned by his child and 1,216 shares held for Mr. Kehaya's account by the trustee of the Company's 401-K Savings Plan.
4  Includes 11,556 shares owned by Mr. Murray's wife.
5 Includes 20,871 shares held for Mr. Rehm's account by the trustee of the Company's 401-K Savings Plan.
6 Includes 2,277 shares held for Mr. Harrison's account by the trustee of the Company's 401-K Savings Plan.
7 Includes 1,931 shares held for Mr. Babb's account by the trustee of the Company's 401-K Savings Plan.
8  Includes 555 shares owned by Mr. Barrack's wife.
9 Includes 340 shares underlying $10,000 principal amount of the Company's 7 1/4% Convertible Subordinated Debentures assuming conversion thereof at the current conversion price of $29.38 per share.

                            EXECUTIVE COMPENSATION
                          SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "named executive officers") for services in all capacities for fiscal year ended March 31, 2001.

                                                                                                          Long-Term
                                                       Annual Compensation                               Compensation
                                                       -------------------                               ------------
                                                                                                     Restricted      Securities
                                       Fiscal                                   Other Annual           Stock         Underlying
Name and Principal Position             Year         Salary        Bonus       Compensation/1/        Awards/2/        Options
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Harrison/3/                   2001        $411,950      $194,204          $3,400             $103,500                0
     President & Chief Executive        2000         385,000        45,236           3,200                    0                0
     Officer                            1999         375,000       125,000           3,200               20,776           45,144/5/

Marvin W. Coghill/6/                    2001        $271,823      $139,184          $1,983             $  8,625                0
     Consultant - Tobacco Division      2000         348,840        22,572           3,200                    0            7,500
                                        1999         342,000        55,000           3,200               16,424            6,000

Henry C. Babb/4/                        2001        $237,354      $ 69,608          $3,400             $ 25,875                0
     VP, Corporate Counsel &            2000         232,700        17,396           3,200                    0            3,000
     Secretary                          1999         227,400         8,000           3,200                4,008              600

Alfred F. Rehm, Jr./7/                  2001        $232,987      $ 51,220          $3,400             $ 43,125                0
     President & Chief Executive        2000         204,000        30,781           3,200                    0            5,000
     Officer - Tobacco Division         1999         200,000        29,000           3,200                7,072            4,000

Paul H. Bicque                          2001        $178,354      $ 79,953          $    0             $ 64,688                0
     Managing Director - Wool           2000         193,947        17,455               0                    0            7,500
     Division                           1999         190,147        19,000               0                4,360            6,000

1 Employer contributions under the Company's 401(k) Savings Incentive Plan. Eligible employees in the United States may contribute the lesser of 18% of recognizable compensation or the maximum amount permitted under the Internal Revenue Code. Employee contributions are partially matched with employer contributions in the form of common stock of the Company. Noncash personal benefits for the persons named above did not exceed the lesser of $50,000 or 10% of the cash compensation reported.

2 Fiscal 2001 restricted stock awards were made in lieu of stock options as a one-time event under the Long-Term Incentive Plan with a goal of enhancing retention and increasing ownership alignment positions. No restricted stock awards were made in fiscal 2000. Fiscal 1999 awards were based on fiscal 1998 performance. The amounts shown in this column were calculated by multiplying the number of shares issued by the closing market price ($4.3125 and $8.00, respectively) of the Company's common stock on the date of issuance. Each recipient of restricted stock has all the rights, including voting and dividends, of other shareholders, subject to certain restrictions and forfeiture provisions.

3 Mr. Harrison was elected President, Chief Executive Officer, and Chief Financial Officer on August 13, 1996; from July 1995 to August 1996 he was Senior Vice President and Chief Financial Officer. He relinquished the position of Chief Financial Officer effective April 1, 1998.

4    Mr. Babb was hired December 1, 1997.

5 Mr. Harrison's original option grant of 100,000 shares was replaced on December 15, 1998 by an option grant to purchase 45,144 shares.

6 Mr. Coghill retired as Chairman - Tobacco Division effective November 1, 2000. His salary from April 1 to October 31, 2000 was $203,490. Subsequently, he was hired as a Consultant to the Tobacco Division. His compensation under his consulting agreement from November 1, 2000 - March 31, 2001 was $68,333.

7 Mr. Rehm was promoted to President and Chief Executive Officer -Tobacco Division effective November 1, 2000.

Option Grants During Year Ended March 31, 2001

     No option grants were made during fiscal 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table sets forth information concerning option exercises during fiscal 2001 and holdings as of March 31, 2001, by the named executive officers.

                                                                 Number of                       Value of Unexercised
                                                            Unexercised Options                  In-the-Money Options
                          Shares                            As of March 31, 2001                  At March 31, 2001/1/
                       Acquired on       Value              --------------------                  ------------------
     Name              Exercise (#)    Realized ($)  Exercisable/2/    Unexercisable/2/    Exercisable/2/     Unexercisable/2/
                       ------------    ------------  --------------    ---------------     -------------      ----------------
Robert E. Harrison             0                0        22,572              22,572            $64,895             $64,895
Marvin W. Coghill          4,875          $22,988             0                   0                  0                   0
Henry C. Babb                  0                0         1,050               2,550            $ 5,925             $16,050
Alfred F. Rehm, Jr.        3,250          $14,838             0               5,750                  0             $31,063
Paul H. Bicque                 0                0         4,875               8,625            $21,281             $46,594

---------------------

1 Calculated by subtracting the exercise price from the closing price of the Company's common stock as reported by the New York Stock Exchange on March 30, 2001 and multiplying the difference by the number of shares underlying each option.

2 The first number represents the number or value (as called for by the appropriate column) of exercisable options; the second number represents the number or value (as appropriate) of unexercisable options.

Employment Agreements

     In March 1997, the Company entered into a three-year Employment Agreement with Robert E. Harrison, its President and Chief Executive Officer (and then Chief Financial Officer). The agreement provided for a base salary of $350,000 per year, annual cash bonuses upon achievement of performance goals, as determined by the Compensation Committee of the Board of Directors of the Company, and other employee benefits. In addition, the agreement, which was ratified by the Board of Directors on April 14, 1997, provided for the grant to Mr. Harrison of nonqualified options to purchase 100,000 shares of common stock of the Company at an exercise price equal to the fair market value as of the date of the grant. These options were replaced on December 15, 1998 with option to purchase 45,144 shares at $8.875 a share, subject to the same vesting provisions as the options granted to other executives. Mr. Harrison's employment agreement is automatically renewable for successive two-year periods after its initial three-year term. The agreement also contains a covenant by Mr. Harrison not to compete with the Company until one year after his termination, except if he is terminated by the Company without cause. The agreement also provides that in the event Mr. Harrison's employment is terminated by the Company without cause, he shall receive termination pay in a lump sum equal to two years' base salary and one year's bonus.

     In December, 1997, the Company entered into an Employment Agreement with Henry C. Babb, its Vice President - Public Affairs, Secretary, and General Counsel. The agreement provided for a base salary at that time of $224,000 and eligibility to participate in other employee benefit programs. The agreement also provides that in the event Mr. Babb's employment is terminated without cause by the Company, including or in connection with a change in control of the Company, he shall receive termination pay in a lump sum equal to two years' base salary.

     In August 1998, the Company entered into an Employment Agreement with Paul
H. Bicque, the Managing Director of its wool division. The agreement provided for a base salary as determined from time to time by the Company's management and eligibility to participate in other employee benefit programs. The agreement also provides for certain severance benefits in the event of a change in control of the Company's wool division; i.e., a lump sum of one half of his then annual base salary in the event of his employment with an acquiring entity, or a lump sum of two times his then annual base salary in the event of his termination of employment without cause by the Company within one year after a change in control of the wool division.

Retirement Plans

     There is a Defined Benefit Pension Plan provided for participating employees in the United States who retire directly from the Company or who terminate service with vested rights. The Company pays the full cost of the Plan. Employees who are at least 21 years old and have been employed for at least one year are covered by the Plan. The right to receive benefits under the Plan is 100% vested after five years of service. The monthly benefit payable upon retirement is based on average compensation for the three highest years multiplied by various factors for each year of service up to 40. The definition of compensation includes amounts deferred under the 401(k) Savings Incentive Plan and Pretax Medical Plans, but excludes bonuses and other awards. The benefit normally is computed in the form of a straight-life annuity, or the actuarial equivalent thereof under other options specified in the Plan. In addition, an immediate benefit is provided to the surviving spouse upon death of an active or disabled participant. The maximum annual benefit payable from this Plan is limited by Section 415 of the Internal Revenue Code to $140,000 in calendar 2001 ($135,000 in 2000 and $130,000 in 1999).

     A nonqualified Supplemental Retirement Plan provides such benefits from the Company's general funds as would otherwise be provided under the above tax-qualified Plan except for Internal Revenue Code limitations on amounts which may be paid out of a tax-qualified Plan.

The table below shows representative total annual retirement benefits payable to an employee retiring in 2001 under the above Plans for specified levels of compensation and years of service computed as a straight-life annuity at age 65.

          ---------------------------------------------------------------------------------------
           Final Average              Years of Credited Service at Age 65
           Compensation       15          20          25           30          35          40
          ---------------------------------------------------------------------------------------
              100,000        21,100      28,200      35,200       42,200      48,000      51,800
              150,000        33,500      44,700      55,800       67,000      76,300      81,900
              200,000        45,900      61,200      76,500       91,700     104,500     112,000
              250,000        58,200      77,700      97,100      116,500     132,800     142,200
              300,000        70,600      94,200     117,700      141,200     161,000     172,300
              350,000        83,000     110,700     138,300      166,000     189,300     202,400
              400,000        95,400     127,200     159,000      190,700     217,500     232,500
          ---------------------------------------------------------------------------------------

     As of March 31, 2001, Messrs. Harrison, Babb, Rehm, and Bicque had 5, 3, 22, and 9 years of service, respectively, for pension purposes. Mr. Coghill retired October 31, 2000 with 42 years of pensionable service. The pensionable compensation covered by the US and foreign retirement plans in 2001, 2000, and 1999 for each executive officer listed in the Summary Compensation Table is equal to the "salary" amount shown in the Table. Foreign pension plans use different formulae than the one used in preparing the above table. At March 31, 2001, Mr. Bicque had accrued annual benefits payable at age 65 of $24,912.



Performance Improvement Compensation Plan

     On August 11, 1992 the shareholders of the Company approved the adoption of a Performance Improvement Compensation Plan (the "1992 Plan"), which is administered by the Compensation Committee of the Board of Directors. If the 2001 PICP is approved by the shareholders at the meeting, the 1992 Plan will be terminated as to future grants. The 1992 Plan allows the granting of a number of different types of equity based compensation vehicles. Awards under the 1992 Plan may be made to participants in the form of incentive stock options, nonqualified stock options, discounted stock options, restricted stock, stock appreciation rights, phantom stock, stock awards, performance shares, and deferred stock. A maximum of 500,000 shares of common stock, plus six percent of any increase in the number of authorized and issued shares of Stock above the number of authorized and outstanding shares as of the date the 1992 Plan was adopted, may be issued under the 1992 Plan. To date there have been grants of restricted stock, nonqualified stock options, and deferred stock awards.

     In fiscal 2001, 180,000 shares of restricted stock awards were granted. The restricted stock awards granted in fiscal 2001 vest proportionally over four years, with any unvested portion of the award being subject to forfeiture if a recipient's employment is terminated other than because of death, disability, or retirement after age 62 under certain conditions. The restricted stock awards granted prior to fiscal 1999 are subject to forfeiture for a period of seven years if a recipient's employment is terminated other than reasons listed previously. The Compensation Committee may also waive the restriction. The recipient of an award may vote the stock and is entitled to cash dividends.

     No nonqualified stock option awards were granted in fiscal 2001.

     In fiscal 2001, a total of 12,957 restricted shares were awarded to non-employee directors. These awards will vest at such time as the director is no longer a member of the Board of Directors.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The committees established by the Board of Directors to assist it in the discharge of its responsibilities are: Executive Committee, Audit Committee, Compensation Committee, Finance Committee and Nominating Committee.

     The Executive Committee consists of J. Alec G. Murray, Marvin W. Coghill and Robert E. Harrison. This committee meets on call and has authority to act on most matters during the intervals between Board meetings. During the last fiscal year, the committee acted on various matters by unanimous written consent.

     The Audit Committee, which met four times during the last fiscal year, consists of William S. Sheridan (Chairman), William S. Barrack, Jr., Charles H. Mullen and B. Clyde Preslar, none of whom have ever been employees of the Company. This committee is primarily concerned with assisting the Board in fulfilling its fiduciary responsibilities relating to accounting policies and auditing and reporting practices, and assuring the independence of the Company's public accountants, the integrity of management and the adequacy of the Company's financial disclosure. Its duties include recommending the selection of independent accountants, reviewing the scope of the audits and the results thereof, and reviewing the organization and scope of the Company's internal systems of financial control and accounting policies.

     The Compensation Committee, which met six times during the last fiscal year, consists of Charles H. Mullen (Chairman), William A. Ziegler, Daniel M. Sullivan and William S. Sheridan, none of whom have ever been employees of the Company. This committee is primarily concerned with administering the Company's Performance Improvement Compensation Plan, determining the compensation of executive officers and oversight of the Company's pension plans.

     The Finance Committee, which met five times during the last fiscal year, consists of B. Clyde Preslar (Chairman), Daniel M. Sullivan, William S. Barrack, Jr., Robert E. Harrison, Marvin W. Coghill and William A. Ziegler. Of the current membership on the Committee, only Mr. Harrison is an officer of the Company, and there are no interlocking relationships. This Committee is primarily concerned with monitoring the financial condition of the Company; making recommendations regarding financial needs, business planning policies, capital expenditures, dividends, stock repurchases, relations with the financial community, mergers, acquisitions and other major projects; and management structure and policy development.

     The Nominating Committee, which met five times during the last fiscal year, consists of William A. Ziegler (Chairman), Robert E. Harrison, Charles H. Mullen and J. Alec G. Murray. This committee is primarily concerned with recommending to the full Board of Directors candidates for election as director. The Committee will consider candidates recommended by shareholders. Such recommendations should be sent to the Nominating Committee, c/o Henry C. Babb, Secretary, Standard Commercial Corporation, 2201 Miller Road, Wilson, North Carolina 27893.

     The Board of Directors held six meetings during the last fiscal year. During that year, each director was present at 75% or more of the meetings of the Board and its committees on which the director served.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by directors and executive officers. To the best of the Company's knowledge and belief, there were no late filings during fiscal 2001.

                            DIRECTORS' COMPENSATION

     As a result of the Company's desire to further improve its governance practices, it, in November, 1998, employed the services of Wm. M. Mercer's Executive Compensation Practices Group to undertake a study both of its governance and of its outside directors' compensation. The independent directors' compensation was changed, effective August, 1999, to more closely reflect the competitive compensation and governance practices recommended by Mercer. Directors receive an annual retainer of $18,000 for serving on the Board plus a fee of $1,500 for each meeting of the Board attended and $1,100 for each committee meeting attended. Directors receive restricted stock based on 15% of their annual retainer if the Company's restricted stock plan goals are met, plus an annual grant of 1,000 option shares. For fiscal 2001, these option grants were replaced by a restricted stock award of 2,000 shares. A yearly award of deferred stock equal to 50% of annual retainer replaced the Director's retirement program. In fiscal 2001, a total of 12,957 restricted shares were awarded to non-employee directors. These awards will vest at such time as the director is no longer a member of the Board of Directors.

                         COMPENSATION COMMITTEE REPORT

     The compensation of the executive officers is determined by the Compensation Committee.

Compensation Objectives

     In determining the total compensation of an executive officer the Committee has in mind the necessity of attracting and retaining exceptionally competent employees and motivating them to achieve maximum profitability of the Company. Compensation paid comparable executive officers by competitors is taken into account, along with performance of the Company and the individual and of the activities for which he is responsible.

Compensation Arrangements

     Apart from benefits, which are dealt with in the accompanying tables, an executive officer's total compensation consists of base salary, annual cash incentives, and long-term incentives.

     Base Salary. In determining base salaries for the executive officers, the Committee examines published market survey data from both the wholesale trade and general industry and considers the executive officer's responsibilities, the past and present performance of the Company and the individual, the activities for which he is responsible, and future potential.

     Annual Cash Incentives. On June 11, 1998, the Board of Directors adopted the Annual Cash Incentive Plan pursuant to which executive leadership is rewarded with a performance-based cash award for team and personal achievements that lead to business growth and increased shareholder value. Award payouts are measured during the plan year and determined by two components: business results and key performance objectives. The business results component is based on desired financial and operating performance as determined by the Committee. Key performance objectives are based on individual goals established as at the start of each plan year.

     Long-Term Incentives. The long-term incentive arrangements allow executives the opportunity to receive shares of the Company's common stock based on the Performance Improvement Compensation Plan (the "PICP") approved by the shareholders on August 11, 1992. The PICP authorizes the Committee to make effective for designated employees various arrangements based on shares of Company stock.

     On June 14, 1993 the Committee adopted the Restricted Stock Plan (the "RSP") as a means of awarding certain employees, to the extent specified performance objectives are met, restricted shares of the Company's common stock. In doing so, the Committee had in mind not only the objectives generally applicable to the Company's compensation arrangements, but causing participating employees to own more shares of the Company's stock than might otherwise be the case and to identify more closely with shareholder interests. The Company's executive officers are among those who have been designated as eligible to participate. The RSP calls for awards of restricted stock being made on the basis of overall Company performance in terms of return on net assets. No awards are made on account of a year in which return on net assets is not at least equal to a threshold figure. The Committee establishes a target return on net assets for the year and the pool that will be available if that target is achieved. Correspondingly more or fewer shares are awarded to the extent the target is exceeded or not achieved. Shares awarded pursuant to the RSP on or after June 10, 1998 vest over a four-year period at the rate of one fourth per year. Shares awarded under the RSP prior to that date remain restricted for seven years, except in the case of specified circumstances. The Committee has the discretion to adjust awards because of changed conditions or for other reasons. No restricted shares were awarded in fiscal 2001 based on fiscal 2000 performance.

     A Nonqualified Stock Option Plan (the "NSOP") was adopted by the Committee on June 10, 1998. The NSOP awards are made to certain executives on the basis of the factors considered in determining their salaries. The NSOP provides a participant the opportunity to purchase shares of the Company's common stock at a fixed price, regardless of the actual stock market price. In fiscal 2001, no option shares were awarded. Option awards are awarded at the option price equal to the fair market value as of the date of the grant. These grants vest one fourth on the first anniversary of the grant date and an additional one fourth on each of the second, third, and fourth anniversaries of the grant date. Each option expires seven years from its grant date, except as otherwise is provided for in the Rules, Regulations and Procedures of the NSOP or as determined by the Committee. In fiscal year 2001, 166,000 restricted shares were issued in lieu of options.

Chief Executive Officer's Compensation

  In determining Mr. Harrison's base salary and cash bonus in the last fiscal year, the Committee took into consideration primarily Mr. Harrison's personal performance, the operating performance of the Company, the compensation paid to chief executive officers by the Company's principal competition and an appropriate relationship between Mr. Harrison's compensation and those of the executive officers reporting to him.

  Although no executive officer of the Company received compensation in fiscal 2001 in excess of the $1 million deductibility threshold established by Section 162(m) of the Internal Revenue Code, the Committee will continue to consider the deductibility and performance-based compensation issues raised by Section 162(m).

  This report has been provided by:     The Compensation Committee
                                        Charles H. Mullen, Chairman
                                        William S. Sheridan
                                        Daniel M. Sullivan
                                        William A. Ziegler


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee are currently Charles H. Mullen, Chairman; William S. Sheridan; Daniel M. Sullivan; and William A. Ziegler. Messrs. Mullen, Sheridan, Sullivan, and Ziegler were not at any time during the fiscal year ended March 31, 2001 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                            AUDIT COMMITTEE REPORT

  The Audit Committee has reviewed and discussed our audited financial statements for fiscal 2001 with management. The Audit Committee has discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Deloitte & Touche LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2001.

  The Board of Directors has determined that the members of the Audit Committee are independent as defined in NYSE listing standards, as applicable and as may be modified or supplemented. The Audit Committee recommended and the Board of Directors approved an Audit Committee charter, a copy of which is attached as Appendix A to this Proxy Statement.

  Audit Fees. Deloitte & Touche billed us aggregate fees of $1,232,510 for professional services rendered for the audit of our annual financial statements for fiscal year 2001 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2001.

  Systems Design and Implementation Fees. We did not engage Deloitte & Touche in fiscal 2001 to perform any services for financial information systems design or implementation.

  All Other Fees. Deloitte & Touche billed us aggregate fees of $729,706 for professional services rendered in fiscal 2001 other than audit services and review of quarterly reports. These fees resulted primarily from tax preparation and review services. The Audit Committee of the Board of Directors considered these activities to be compatible with the maintenance of Deloitte & Touche's independence.

                      Submitted by:     The Audit Committee
                                        William S. Sheridan, Chairman
                                        William S. Barrack, Jr.
                                        Charles H. Mullen
                                        B. Clyde Preslar

                               PERFORMANCE GRAPH

  The following graph compares total return, including reinvestment of dividends, on the Company's common stock to the total returns of the Russell 2000 Stock Index and a Peer Group Index (PGI) (as defined below) for the last five fiscal years ending March 31, 2001. The comparison assumes a $100 investment on March 31, 1995 in (1) Standard Commercial common stock, (2) Russell 2000 Stock Index and (3) the PGI, and shows in each case the change in stock price and dividends paid (assuming dividend reinvestment) over the ensuing five years.

                                    [GRAPH]


NOTE: The past performance shown in the graph above is not necessarily indicative of future performance.

                         1996     1997     1998     1999      2000     2001
Standard Commercial     $ 100    $ 207    $ 186    $  57     $  44    $ 152
Russell 2000 Index      $ 100    $ 105    $ 149    $ 124     $ 168    $ 141
Peer Group              $ 100    $ 126    $ 148    $  72     $  45    $ 129

  The PGI combines the weighted total return, based on the average month-end market capitalization, of the other two leaf tobacco dealers (DIMON Incorporated and Universal Corporation) publicly traded in the United States.

  Anything to the contrary notwithstanding in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporates future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report, Audit Committee Report and Performance Graph shall not be incorporated by reference into any such filings nor shall they constitute soliciting material.

                            VOTING RIGHTS AND PROXY

  On June 15, 2001, the Company had outstanding 13,261,198 shares of common stock, all of one class and each share entitled to one vote. Shares cannot be voted at the meeting unless the owner is present or represented by proxy. A proxy may be revoked by the shareholder at any time before it is voted.

  The election of directors requires a plurality of the votes cast and the adoption of the 2001 PICP and the appointment of the Company's auditors requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and votes withheld, as well as broker nonvotes will be counted only in determining the presence of a quorum.

  Unless a shareholder specifies otherwise in a proxy, it will be voted FOR the election as director of the three nominees listed under the caption "Election of Directors" herein, FOR the amendment of the PICP and FOR approval of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2002.

          ADOPTION OF 2001 PERFORMANCE IMPROVEMENT COMPENSATION PLAN

  In order to provide equity incentives to employees and foster increased employee ownership, the Board of Directors approved the Standard Commercial Corporation 2001 Performance Improvement Compensation Plan, or 2001 PICP, in April 13, 2001 to replace the existing Performance Improvement Compensation Plan originally adopted in 1992. The 2001 PICP would increase the pool of shares available for issuance to key employees and non-employee directors by 750,000 shares and includes changes from the 1992 Plan that better address the interests of shareholders. Upon adoption of the 2001 PICP by the shareholders, the 1992 plan will be terminated as to future grants. Any shares remaining available for issuance under the 1992 plan will be added to the 750,000 shares reserved for issuance under the 2001 PICP.

  In addition to the increase in number of shares reserved for issuance, the 2001 PICP contains several other changes from the 1992 plan to address shareholder interests, including:

 . Prohibiting the repricing of options without shareholder approval;
 . Eliminating the "quasi" evergreen provision that increased the number of shares reserved for issuance under the 1992 plan by 6% of increases in the Company's outstanding stock;
 . Eliminating the ability to grant discounted stock options;
 . Capping the number of shares that can be issued as non-option awards;
 . Including provisions to ensure compliance with Internal Revenue Code
  (S)162(m), in an effort to decrease the Company's tax burden, potentially resulting in an increased earnings per share;
 . Disallowing reload options;
 . Disallowing loans to the Company's executives to exercise options; and . Requiring that the plan be administered by a committee of non-employee directors.

  The Company believes that the 79,567 remaining shares under the 1992 plan are insufficient to attract and retain the level of talent it needs to be successful in its competitive marketplace. Equity-based compensation has become an extremely important component of compensation in businesses world-wide. The Company anticipates that in order to attract and retain qualified individuals, it will need to use the equity compensation envisioned in the 2001 PICP. In addition, the Company believes that the 1992 plan needs updating to better address the interests of shareholders and to conform to current laws and regulations. For these reasons, the adoption of the 2001 PICP is being proposed.

Summary of the Plan

  The 2001 PICP is an equity-based compensation plan designed to benefit the Company by enabling it to better attract and retain personnel of exceptional ability. The following is a summary of the material provisions of the 2001 PICP. A copy of the 2001 PICP is attached as Appendix B. The entire plan should be read for a complete understanding of its provisions.

  The 2001 PICP allows the grant of a number of different types of equity-based compensation vehicles. Awards under the 2001 PICP may be made to participants in the form of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, deferred stock and other forms of equity-based compensation. The 2001 PICP was adopted by the Board of Directors to assist the Company in attracting and retaining personnel of exceptional ability, in motivating such personnel through added incentives to make a maximum contribution to greater profitability, in developing and maintaining a highly competent management team, and in maintaining the Company's competitive position with other companies with respect to executive compensation.

Administration

  The 2001 PICP is administered by the Compensation Committee of the Board of Directors of the Company. The Committee has the exclusive right to interpret, construe, and administer the 2001 PICP and to select the persons eligible to receive awards under the 2001 PICP. The Committee determines the number of stock options, stock rights, shares of stock, or performance shares subject to an award and the form, terms, conditions and duration of each award.

Securities to be Offered

  Based on the number of shares remaining available for future grant under the 1992 plan as of June 13, 2001, the Company will be authorized to issue 829,567 shares of common stock under the 2001 PICP. This total is equal to the 79,576 shares remaining available under the 1992 plan at that date, plus 750,000 additional shares. This amount will be increased by proportionate and equitable adjustment upon a reorganization, recapitalization, stock split-up, stock dividend, merger, consolidation, sale of assets or similar event affecting the Company. The common stock subject to an award under the 2001 PICP will be made available from the authorized and unissued shares of common stock of the Company.

Eligible Participants

  Eligible participants under the 2001 PICP include any employees and non-employee directors of the Company as determined by the Committee. The Company estimates that as of June 13, 2001, approximately 120 employees were eligible to participate in the 2001 PICP. The Committee has the exclusive right to select the persons who are eligible to receive awards under the 2001 PICP.

Types of Awards

  The various forms of awards that may be made to participants under the 2001 PICP are described below.

  Incentive Stock Options.  The Company may grant tax-favored incentive stock
  -----------------------
options, or ISOs, to employees under the 2001 PICP at such time or times as determined by the Committee. The exercise price of an ISO may not be less than 100% of the fair market value of the common stock at the date of grant. An ISO and the related stock right, if any, granted under the 2001 PICP must be exercised in whole or in part from time to time within 10 years from the date of grant, or such shorter period as specified by the Committee in the award agreement. Upon a termination of employment of the optionee with the Company, the period of time during which an ISO or related stock right remains exercisable will be restricted. The aggregate fair market value of the shares of common stock with respect to which ISOs are first exercisable during a calendar year by an eligible participant may not exceed $100,000. The amount of an option granted in excess of the foregoing limitation will be treated as a nonqualified stock option. ISOs granted under the 2001 PICP to any eligible participant who, at the time of the option grant, owns stock possessing more than 10% of the voting power of the Company, must have an exercise price equal to at least 110% of fair market value and a term of no more than five years. Subject to the limitation on the maximum number of shares of common stock that may be issuable pursuant to the 2001 PICP, the maximum number of shares of common stock that may be subject to ISO awards under the 2001 PICP cannot exceed 829,576 shares.

  Nonqualified Stock Options.  The Company may also grant nonqualified stock
  --------------------------
options, or NQSOs, to eligible participants under the 2001 PICP to purchase shares of common stock at such time or times as determined by the Committee. The exercise price of an NQSO will be as established by the Committee in the agreement evidencing the award. Such exercise price may not be less than 100% of the fair market value at the time of grant. An NQSO and the related stock right, if any, granted under the 2001 PICP will be exercisable in full or in part from time to time as specified by the Committee or in the award agreement. Upon termination of employment, the period of time during which the NQSO and any related stock right may be exercisable will be restricted. An NQSO may also be subject to other terms and conditions, not inconsistent with the 2001 PICP, as determined by the Committee and specified in the award agreement. Unless otherwise determined by the Committee, stock options typically vest 25% per year, beginning one year from the date of grant.

  Stock Appreciation Rights.  The Company may grant a stock appreciation right,
  -------------------------
or SAR, to an eligible participant under the 2001 PICP in connection with an ISO or an NQSO. A SAR is a stock right that provides for an amount payable in shares of stock and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share of common stock on the date the stock right is exercised over the price at which a participant could exercise the related stock option to purchase the share of common stock. Any SAR granted under the 2001 PICP will be subject to the same terms and conditions as the related stock option, including limits on transferability, and will be exercisable only to the extent the stock option is exercisable. If the related stock option terminates or lapses, the SAR will also terminate or lapse. Upon exercise of a SAR, the number of shares of common stock subject to exercise under the related stock option will be reduced automatically by the number of shares of common stock represented by the related stock option, or portion thereof, that is surrendered.

  Incidents of Stock Options and Stock Rights.  Each stock option and SAR
  -------------------------------------------
granted under the 2001 PICP will be subject to terms and conditions, including employment requirements, not inconsistent with the 2001 PICP, as determined by the Committee. A stock option or SAR under the 2001 PICP will not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by the participant or his or her guardian or legal representative. The purchase price for shares of common stock upon exercise of a stock option under the 2001 PICP will be payable upon terms determined by the Committee, subject to any limitations set forth in the award agreement. The Committee may establish payment terms for the exercise of stock options that permit the participant to deliver shares of common stock with a fair market value equal to the stock option exercise price as payment upon exercise of a stock option. No cash dividends will be paid on shares of common stock subject to unexercised stock options under the 2001 PICP. The Committee, however, may, in its sole discretion, provide for the payment of divided equivalents on shares of common stock subject to an exercisable stock option under the 2001 PICP.

  Restricted Stock.  Restricted stock awards may be made to participants under
  ----------------
the 2001 PICP as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. A restricted stock award will be an award of common stock issued with the restriction that the holder may not sell, transfer, pledge or assign such stock and with other restrictions as the Committee, in its sole discretion, may impose. The Committee may determine the purchase price, if any, to be paid for restricted stock, the length of time during which the restrictions will apply and whether dividends and other distributions on the restricted stock will be paid currently to the participant. Upon termination of employment of a participant prior to the lapse of restrictions, all shares of restricted stock then held by the participant will be forfeited, unless otherwise provided in the award agreement or determined by the Committee. Unless otherwise determined by the Committee, restricted shares will have a minimum vesting period of four years.

  Performance Shares.  Awards of performance shares may be made to eligible
  ------------------
participants under the 2001 PICP as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. A performance share under the 2001 PICP will be an award of a unit valued by reference to a designated number of shares of common stock, which value may be paid to the participant by the delivery of such cash or common stock, or any combination thereof, as determined by the Committee, upon achievement of performance objectives during the applicable performance period as the Committee may establish at the time of the award grant, but not thereafter. The Committee in its sole discretion may determine the participants to whom awards of performance shares will be made, the performance period, and/or the performance objectives applicable, the form of settlement of a performance share and any other terms and conditions.

  Deferred Stock.  The 2001 PICP also empowers the Company to issue shares of
  --------------
deferred stock to eligible participants. The Committee is empowered to determine the individuals to whom, and the time or times at which, awards of deferred stock may be made, the number of shares to be awarded, the price, if any, to be paid for the deferred stock, the time or times within which such awards may be subject to forfeiture, whether shares of deferred stock will accrue cash dividend equivalents, and all other conditions of the deferred stock awards. The Committee may also condition awards of deferred stock upon the attainment of performance goals or other factors or criteria. Deferred stock awards generally may not be sold, transferred, pledged, assigned or otherwise encumbered during the deferral period. Upon the expiration of the deferral period, certificates for shares of common stock will be delivered to the participant representing the number of shares of common stock covered by the deferred stock award. Upon termination of employment of a recipient of a deferred stock award, the deferred stock covered by an award will be forfeited by the participant, unless otherwise provided in the 2001 PICP or the applicable award agreement.

Effects of Change in Control

  In the event of a change in control or a potential change in control of the Company, as defined in the 2001 PICP, the Committee will be authorized to take such action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to awards under the 2001 PICP. The Committee's action may include establishing, amending or waiving the forms, terms, conditions and duration of an award and the award agreement, so as to provide for earlier, later, extended or additional times for exercise or payment, differing methods for calculating payment, alternate forms and amounts of payment, accelerated release of restrictions, or other modifications, all as more fully described in the 2001 PICP.

Amendment and Termination

  If approved by shareholders, the 2001 PICP will continue in effect until terminated by the Company as provided in the 2001 PICP. However, no new Awards shall be granted under the Plan after June 30, 2011. The Company may also amend the 2001 PICP. Generally, no amendment to the 2001 PICP may be made without approval by the Company's shareholders entitled to vote that alter the group of persons eligible to participate in the 2001 PICP, increase the maximum number of shares of common stock available for awards under the 2001 PICP or materially increase the benefits accruing to participants under the 2001 PICP. No amendment to or discontinuation of the 2001 PICP or any provision thereof may adversely affect any award previously granted to a participant under the 2001 PICP, without the written consent of such participant. Additionally, the Committee has the right to amend or modify the terms of any award at or after the grant with the consent of the holder of the award; however, the Committee shall not have the power to amend the terms of previously granted options to reduce their exercise price or cancel options and grant substitute options with a lower exercise price.

Federal Income Tax Consequences

  The following is a summary of the U.S. federal income tax treatment under the Internal Revenue Code of 1986 of stock options, stock rights, and other stock awards under the 2001 PICP. The federal income tax laws pertaining to the 2001 PICP are highly technical, and those laws are subject to change at any time. Some variations on the federal income tax consequences described below may occur with respect to participation by persons subject to Section 16(b) of the Securities Exchange Act. The following summary is not intended to be exhaustive and does not discuss any foreign, state or local taxes that might be associated with participation under the 2001 PICP.

Incentive Stock Options

  In general, no taxable income will be recognized by an optionee, and no tax deduction will be allowed to the Company, upon the grant or exercise of an ISO. The difference between the option price and the fair market value of the shares upon exercise, however, will be a preference item subject to the federal alternative minimum tax. If the optionee makes a "disqualifying disposition" of the shares of common stock acquired through the exercise of an ISO before the later to occur of (1) two years from the date of the grant of the ISO or (2) one year after the date of the transfer of the shares to him (the "Holding Period"), the optionee must include as ordinary income the gain realized on that disposition to the extent of the lesser of (1) the fair market value of the common stock on the date of exercise of the ISO minus the option price or (2) the amount realized on the disposition minus the option price. Upon the occurrence of a "disqualifying disposition", the Company will be entitled to deduct, as compensation paid, the amount so included as ordinary income by the optionee. If the optionee has held the shares for the requisite Holding Period prior to the disposition, the optionee will be taxed according to the rules of sales and exchanges generally, and the Company will not be entitled to a tax deduction by reason of the disposition. An optionee who exercises an option under the 2001 PICP may be allowed to pay for his or her shares with cash or with shares of common stock, including shares acquired in a prior ISO exercise. Generally, such payment would not give rise to recognition by the optionee of a gain or loss. If, however, an optionee exercises an option and pays for the shares upon exercise with shares that the optionee acquired in a prior ISO exercise but has not held for the requisite Holding Period, the optionee will be taxed on the disposition of the shares acquired in the prior ISO exercise as if a disqualifying disposition of those shares had occurred.

Nonqualified Stock Options

  An optionee granted an NQSO realizes no taxable income upon receipt of the NQSO, but is deemed to have realized ordinary taxable income equal to the excess of the fair market value of the stock acquired at the time of exercise of the NQSO, over the option price paid, unless at the time of exercise the stock remains subject to a "substantial risk of forfeiture" as defined in Section 83 of the Code. Whether an optionee who exercises an NQSO under the 2001 PICP will acquire the stock subject to such risk will depend upon the terms of the NQSO award as determined by the Committee and set forth in the agreement evidencing the award. For a discussion of the income tax treatment when a participant acquires common stock subject to a substantial risk of forfeiture, see "Restricted Stock" below. The Company is required for federal income tax purposes to withhold tax on the amount of income realized by the optionee in the transaction. In general, when an NQSO is exercised by the exchange of previously acquired stock, the optionee receives a tax-free exchange and basis carryover for old shares for an equivalent number of new shares. The basis for any additional shares will equal the sum of the amount included in gross income by reason of the exercise of the NQSO, plus any amount of cash paid by the optionee upon the exercise of the NQSO. The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his NQSO.

Stock Rights

  The grant of a stock right to a participant under the 2001 PICP will not require recognition of taxable income. Upon the exercise of a stock right, however, payments received by the participant will be included in that participant's income as compensation in that year. If payment is made in cash, that amount of cash must be recognized as income. If the stock right is paid in common stock, income will be recognized in the amount of the fair market value of the common stock. The Company will be entitled to a deduction for compensation in an equal amount, to be recognized in its taxable year in which the participant's taxable year of income inclusion ends.

Restricted Stock

  A recipient of restricted stock, or any other stock award under the 2001 PICP that is subject to a substantial risk of forfeiture, generally will be subject to tax at ordinary income rates on the excess over the purchase price, if any, of the fair market value of the restricted stock, or other stock award, at such time that the stock is no longer subject to forfeiture and restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) within 30 days of the date of transfer of the shares will have ordinary taxable income on the date of transfer of the shares equal to the excess of the fair market value of such shares, determined without regard to the restrictions, over the purchase price, if any, of such restricted stock, or other stock award. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the restricted stock or other stock award.

Deferred Stock

  The recipient of a deferred stock award under the 2001 PICP will generally be subject to tax at ordinary income rates on the fair market value of the deferred unrestricted stock on the date that such stock is transferred to the participant under the award. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the deferred stock.

Performance Shares

  A participant granted an award of performance shares will not recognize income at the time of grant but generally will recognize ordinary income when the award is settled, either at the conclusion of the performance period or at the end of the deferral period elected by a participant. The amount of ordinary income recognized will be equal to the sum of the cash received, if any, plus the then fair market value of the shares of common stock received. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the performance share award.

Payments Upon Change in Control

  The 2001 PICP authorizes the acceleration of payment of awards and related shares of common stock in the event of a change in control or potential change in control of the Company, as defined in the 2001 PICP. Such acceleration of payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Company.

Required Vote and Recommendation

          The approval of the adoption of the 2001 PICP requires the affirmative vote of a majority of the shares of the Company's common stock present and voting at the annual meeting.

The board of directors believes that the adoption of the 2001 Performance Incentive Compensation Plan is in the best interests of the Company and its shareholders and unanimously recommends voting "for" the proposal and the reservation of an additional 750,000 shares of common stock for issuance thereunder.



                        INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Deloitte & Touche LLP audited the financial statements of the Company in 2001 and, subject to shareholder ratification, the Board of Directors has reappointed this firm as the Company's independent public accountants for fiscal 2002. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, and will have an opportunity to respond to questions relating to their audit of the Company's financial statements and to make a statement if they so desire.


                             SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company before February 26, 2002. To be included, all such proposals must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs the close attention of interested shareholders to that Rule. In addition, the Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director.

                            SOLICITATION OF PROXIES

  The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, employees of the Company may solicit proxies in person or by telephone.

  At the time of mailing this Proxy Statement, the management is not aware of any matters not referred to herein to be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.


                                         /s/ Henry C. Babb

                                         Henry C. Babb
July 16, 2001                            Secretary

                                  APPENDIX A

                        STANDARD COMMERCIAL CORPORATION


               AUDIT COMMITTEE RULES, REGULATIONS AND PROCEDURES

                                                 STANDARD COMMERCIAL CORPORATION
     [LOGO]
    Standard


                                AUDIT COMMITTEE
                       RULES, REGULATIONS AND PROCEDURES

             Approved by the Board of Directors on March 24, 1994,
              to supersede the Audit Committee Constitution dated
                                April 18, 1978.



A.   Composition
     -----------

     The Nominating Committee shall annually nominate and the Board of Directors shall annually elect an Audit Committee, comprised of at least three and not more than five directors who are not employees or former employees of or regular consultants to the Corporation and who are independent of the Corporation's management and free from all relationships that in the opinion of the Nominating Committee and the Board represent a conflict of interest. The Nominating Committee shall annually nominate and the Board shall annually elect one of the Committee's members to be its Chairman.

     All members must meet financial literacy guidelines and at least one member of the audit committee shall have accounting or related financial management experience.

B.   Purposes
     --------

     The purposes of the Committee shall include to:

* Assist the Board in fulfilling its fiduciary responsibilities relating to accounting policies, auditing and reporting practices of the parent company and its subsidiaries, and to assure the independence of the Corporation's public accountants, the integrity of management, and the adequacy of disclosure to shareholders.

* Provide a vehicle for the exchange of information and views between the Board and the Corporation's public accountants, financial management and internal audit.

* Confirm to the public accountants and internal auditors that they have the authority and responsibility to inform the Committee of any unresolved problems with management and to afford them a private, confidential audience, with or without the knowledge of management, at any time they, through the Committee Chairman, request it.

C.   Responsibilities of the Committee
     ---------------------------------

     The responsibilities of the Committee shall include to:

* Recommend to the Board annually, after consultation with the Chief Executive Officer and financial management, the public accountants to be recommended at the annual shareholders' meeting to conduct the examination of the consolidated financial statements of the Corporation and its subsidiaries for the next fiscal year.

* Review with the public accountants the scope of their examination with emphasis on accounting and financial areas to which either the Committee, financial management or the public accountants believe special attention should be directed, and to recommend such supplemental review or auditing steps as they deem desirable.

* Review, prior to publication of the Corporation's annual report to shareholders, the Corporation's financial statements, including additional financial disclosures and discussions, with both the public accountants and appropriate financial management.

* Review interim financial results with management and the independent auditors prior to the company's issuing it's quarterly earnings press release, or if not feasible, prior to its filing Form 10-Q.

* Review with the public accountants the recommendations included in their management letter and the status of changes in accounting methods and procedures which they recommended during past years' audits.

* Review with the public accountants and the Corporation's financial and accounting staffs the scope, adequacy and effectiveness of the Corporation's internal auditing, accounting and financial and other controls and procedures, and seek their recommendations regarding the improvement of those controls and procedures, with particular emphasis on those controls to expose payments, transactions or procedures that are illegal or otherwise improper.

* Develop, maintain and insure promulgation in the Corporation of a corporate code of conduct.

* Review with the public accountants and the Chief Financial Officer the accounting policies of the Corporation and its subsidiaries, and recommend changes to management.

* Assure, through discussions with the public accountants, that no restrictions were placed by management on the scope of the audit or on its implementation.

* Discuss with the public accountants the adequacy of the Corporation's financial and internal audit management and staff.

* Select and supervise the internal audit staff and, together with the Salary Committee and the Compensation Committee, review, with or without the assistance of the public accountants, their performance and determine their salaries and cash bonuses.

* Review with the internal audit staff the adequacy of the Corporation's financial and other controls and operating procedures, their annual audit plans, and management's compliance with their recommendations.

* Encourage co-operation between the public accountants and internal auditor in planning, conducting and following through on external and internal audits.

* Consult with the Corporation's general counsel, financial management and public accountants as to programs being observed by management with respect to compliance with laws relating to the financial reports of the Corporation and its subsidiaries, conflicts of interest, and proper reporting of relevant outside interests of directors and officers.

* Receive reports, suggestions, questions and recommendations from the public accountants, internal auditor and management.

* Review promptly prospective changes in financial accounting standards and principles and their potential impact on the Corporation's accounting methods and financial reports.

* At all regular Committee meetings attended by the public accountants, provide them the opportunity to meet with the Committee without members of management present and to discuss their evaluation of the Corporation's personnel and the co-operation which the public accountants have received in the course of their audits.

* Cause an investigation to be made into matters brought to the Committee's attention that are within the scope of its responsibility, with the authority, in its discretion, to retain outside counsel for this purpose.

*    Report to the Board at each of the Board's regular meetings.

* Ensure that annual certifications and related Proxy disclosures of the Audit Committees as required by the NYSE and the Securities and Exchange Commission of the US, are submitted addressing the existence of a formal charter and the financial literacy requirements are in compliance with guidelines.

D.   Procedures of the Committee
     ---------------------------

(1)  Meetings
     --------

     The Committee will hold four regular meetings per year and additional meetings as the Committee Chairman or the Committee deems necessary. In addition to the Committee members, these meetings normally will be attended by representatives of the public accountants and by the Chief Internal Auditor. The Chief Financial Officer, the Chairman of the Board and the Chief Executive Officer may attend, except for portions of the meetings at which their presence would, as determined by the Committee Chairman, be inappropriate. Meetings may be held by telephone. At least five days' advance notice of a meeting shall be given to each member of the Committee by mail, facsimile or telephone.

(2)  Quorum and Voting
     -----------------

     Half the members of the Committee shall constitute a quorum. The affirmative vote of at least a majority of those present at a meeting or the unanimous consent of all the members of the Committee without a meeting shall be required to take action.


(3)  Agenda for Regular Meetings
     ---------------------------

     (a) At the first regular meeting during the fiscal year (prior to public
                --------------------------------------------
     release of financial statements certified by the public accountants) there shall be a review by the public accountants and financial management of the financial results for the previous year, including attention to:

     *  Significant changes from the preceding year.

     *  The adequacy of disclosure of significant items.

     * The effect on statements of any changes initiated by the Corporation or the public accountants, or prompted by pronouncements of standards boards or governmental authorities.

     * The status of audits and conclusions therefrom by the public accountants and internal auditors.

     *  Presentation of the financial statements.

     * Possible adjustments to the financial statements that have been discussed with and/or proposed to financial management by the public accountants but not adopted, particularly:

        -  Accounts receivable, and reserve for bad debts.

        - Inventory status, including progress payments or other arrangements with customers.

        -  Estimated costs at completion for major production programs.

        -  Reserves in general, including discontinued operations.

        - Federal and state income taxes, including open years, the adequacy of reserves, and pending audits.

        -  Compliance with debt indentures and bank loan provisions.

        - The status of pension plans, including past service costs and actuarial assumptions.

        - All disclosures necessary for a fair presentation of financial position and results of operations.

        -  Management's comments on the results of operations.

        - Litigation that management or the Corporation's legal counsel believes to have possible significant effect.

        -  Possible government actions and other such circumstances.

        -  Transactions with officers or affiliates.

        - Deviations between information in the financial statements, other sections of the annual report, and reports to the Securities and Exchange Commission.

     * Overall evaluation of the degree of comparability and conservatism reflected in preparation of the current financial statements as compared with those for recent prior fiscal years.

     * Sensitive reporting, accounting practices, or judgements that may generate adverse comments from business writers, analysts or legal adversaries, including significant or unusual items in the financial statements but not separately disclosed.

     * Disclosures of events, both internal and external, that, although they have no immediate financial effect, will have a material impact on the Corporation's future operations.

     *    Any illegal, improper or sensitive payments.

     * Any other matters that management or the public accountants wish to discuss with the Committee or the Board prior to the release of the annual report or the press release announcing earnings.

     (b)  At the second regular meeting during the fiscal year matters to be
                 ---------------------------------------------
          considered shall include:

     * A report by the Committee Chairman on the Chief Executive Officer's expense account and on corporate aircraft use in the prior year.

     * The public accountants' letter or letters of recommendation to management for improvements in accounting systems and controls, with a summary of the most significant items, together with financial management's response.

     * The public accountants' report on significant recommendations from prior years which have not been put into effect.


     (c)  At the third regular meeting during the fiscal year matters to be
                 --------------------------------------------
          considered shall include:

     * A review by the public accountants of the proposed external audit objectives and plan for the current year.

     * A discussion between the public accountants and the Committee, with no Corporation employees present, of the competence and co-operation with the public accountants of the Corporation's accounting and internal audit officers and staff and of the basic soundness of the policies and practices of those officers and the staff.

     * Discussion between the Chief Financial Officer and the Committee, with or without representatives of the public accountants present, of the competence of and the Corporation's relationship with the public accountants and his recommendation as to their retention or replacement.

     * A discussion and decision by the Committee, meeting alone, regarding its recommendation to the Board as to the retention or replacement of the public accountants for next fiscal year.

     * A written report by the Chief Internal Auditor regarding the results of internal audits during the previous year.

     * A review by the Chief Internal Auditor of the proposed internal audit objectives and plan for the current year.


     (d)  At the fourth regular meeting during the fiscal year matters to be
                 ---------------------------------------------
          considered shall include:

     * A report by the Chief Financial Officer on the fees of the public accountants for the audit of the preceding year and the fees anticipated for the audit of the current year, with a comparison with prior years and, if possible, with the audit fees charged by public accountants to other similar companies, the responsibility, however, for and the negotiation of the fees of the public accountants to be wholly the province of management.


     (e)  At all regular meetings matters to be considered shall include:
             --------------------

     * A review by the Chief Internal Auditor of internal audit's activities since the preceding regular meeting.

     *    The review of interim financial information prior to filing Form 10-Q.

(4)  Communication with the Chief Executive Officer and the Chief Financial
     ----------------------------------------------------------------------
     Officer
     -------

     It shall be the responsibility of the Committee Chairman to keep the Chief Executive Officer and the Chief Financial Officer informed, to the extent he deems appropriate, of the deliberations and decisions of the Committee.

(5)  Minutes
     -------

     The Chief Internal Auditor or such other person designated by the Committee Chairman shall prepare minutes of the Committee's meetings. After the minutes are amended to take account of the comments of the Committee and after they are approved by the Committee Chairman, they will be distributed to the Board.

E.   Amendments
     ----------

The Committee may, in its discretion, amend Part D, Section 3 of these Rules, Regulations and Procedures.

                                  Appendix B



                        STANDARD COMMERCIAL CORPORATION

                         2001 PERFORMANCE IMPROVEMENT
                               COMPENSATION PLAN

TABLE OF CONTENTS

SECTION 1 - PURPOSE.......................................   1

SECTION 2 - DEFINITIONS...................................   1

SECTION 3 - ADMINISTRATION................................   7

SECTION 4 - SHARES AVAILABLE FOR AWARDS...................   9

SECTION 5 - ELIGIBILITY...................................  11

SECTION 6 - STOCK OPTIONS AND TANDEM STOCK APPRECIATION
            RIGHTS........................................  11

SECTION 7 - RESTRICTED SHARES AND RESTRICTED SHARE UNITS..  14

SECTION 8 - PERFORMANCE AWARDS............................  16

SECTION 9 - DEFERRED SHARES...............................  17

SECTION 10 - NON-EMPLOYEE DIRECTOR AWARDS.................  18

SECTION 11 - PROVISIONS APPLICABLE TO COVERED OFFICERS
             AND PERFORMANCE-BASED AWARDS.................  18

SECTION 12 - TERMINATION OF EMPLOYMENT....................  20

SECTION 13 - CHANGE IN CONTROL............................  20

SECTION 14 - AMENDMENT AND TERMINATION....................  21

SECTION 15- GENERAL PROVISIONS............................  22

SECTION 16 - TERM OF THE PLAN.............................  25

                        STANDARD COMMERCIAL CORPORATION
                2001 Performance Improvement Compensation Plan



SECTION 1 - PURPOSE


This plan shall be known as the "Standard Commercial Corporation 2001 Performance Improvement Compensation Plan" (the "Plan"). The purpose of the Plan is to promote the interests of Standard Commercial Corporation, a North Carolina corporation (the "Company") and its stockholders by (i) attracting and retaining key officers, employees, and non-employee directors of the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking compensation to the long-term interests of stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of "performance-based compensation" under Section 162(m) of the Code (as defined below), the Plan shall be interpreted in a manner consistent with such requirements.


SECTION 2 - DEFINITIONS


As used in the Plan, the following terms shall have the meanings set forth below:


"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest , (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

"Award" shall mean any Option, Restricted Share Award, Restricted Share Unit, Performance Award or Deferred Share Award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish that are not inconsistent with the provisions of this Plan.

"Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed by a Participant.

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean, unless otherwise defined in the applicable Award Agreement,
(i) the engaging by the Participant in willful misconduct that is injurious to the Company or its

Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant, or (iii) the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony. For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company. Any determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

"Change in Control" shall mean, unless otherwise defined in the applicable Award Agreement, the occurrence of any of the following events:

(i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a change in control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a change in control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by the Company, Affiliate or Subsidiary, or (2) the Company, any Affiliate or any Subsidiary.

(ii) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason, other than death, to constitute a majority of the Board; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause
       (i) or (iii) of this paragraph; or

(iii)  Approval by stockholders of the Company and consummation of:

       (1) A merger, consolidation or reorganization involving the Company, unless,

               (a) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

               (b) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the Board of Directors of the Surviving Corporation; and

               (c) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

       (2)     A complete liquidation or dissolution of the Company; or

       (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a change in control shall occur.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board so long as it is composed of not less than two Directors and so long as all its members are Non-Employee Directors and "disinterested persons" with respect to the Plan within the meaning of Section 16, or such other committee meeting those requirements as the Board appoints.

"Company" shall mean Standard Commercial Corporation, a North Carolina corporation, and its successors and assigns. The term "Company" shall include any corporation or limited liability company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company, any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414 (m) of the Code) which includes the Company, and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Standard Commercial Corporation shall be authorized to act on behalf of all other entities included within the definition of Company.

"Covered Officer" shall mean at any date (i) any individual who, with respect to the previous tax year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m), excluding any such individual whom the Committee, in its discretion, reasonably expects not to be a "covered employee" with respect to the current tax year of the Company and (ii) any individual who was not a "covered employee" under 162(m) for the previous tax year of the Company, but whom the Committee, in its discretion, reasonably expects to be a "covered employee" with respect to the current tax year of the Company or with respect to the tax year of the Company in which any applicable Award will be paid.

"Deferral Period" shall mean that period of time which must lapse between the Grant Date and the certification of a Deferred Share Award granted under Sections 9 and 10 of the Plan, as determined by the Committee in its sole discretion upon the grant of a Deferred Share Award.

"Deferred Shares" shall mean any Share granted under Sections 9 and 10 of the Plan.

"Disability" shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the terms of the long-term disability plan then in effect at the Company, Subsidiary or Affiliate employing the Participant at the onset of such total and permanent disability.

"Employee" shall mean an employee of the Company or of any Subsidiary or Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" with respect to the Shares, shall mean,

     (a) for purposes of a grant of an Option and a TSAR as of any date, (i) the closing sales price of the Shares on the New York Stock Exchange, or any other such exchange on which the Shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately succeeding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date, and

     (b) for purposes of a grant of Restricted Shares or Performance Awards as of any date, the average of the closing sales price of the Shares on the New York Stock Exchange for the twenty (20) trading days prior to such date, or

     (c)   such alternative methods established by the Committee.


"Grant Date" shall mean the date on which an Award is granted to a Participant by the Company, as evidenced by an Award Agreement.

"Incentive Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

"Non-Qualified Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and is not intended to be an Incentive Stock Option.

"Non-Employee Director" shall mean a member of the Board who is not an Employee or officer of the Company or any of its Subsidiaries or Affiliates.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

"Option Price" shall mean the purchase price payable to purchase one Share upon the exercise of an Option.

"Participant" shall mean any Officer, Employee, or Non-Employee Director who receives an Award under the Plan.

"Performance Award" shall mean any right granted under Section 8 of the Plan.

"Performance Goals" shall mean the performance goals selected by the Committee pursuant to Section 11 for applicability to performance-based Awards under the Plan.

"Performance Period" shall mean the performance period determined by the Committee for purposes of Performance Awards under Section 8 of the Plan.

"Person" shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Restricted Share" shall mean any Share granted under Sections 7 and 10 of the Plan.

"Restricted Share Unit" shall mean any unit granted under Sections 7 and 10 of the Plan.

"Retirement" shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, voluntary termination of employment on or after the attainment by the Participant of such age as established by the Committee in its sole discretion.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto.

"Section 16" shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

"Section 162(m)" shall mean Section 162(m) of the Code and the rules promulgated thereunder or any successor provision thereto as in effect from time to time.

"Shares" shall mean shares of the common stock, $0.20 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

"Subsidiary" shall mean any Corporation or other Person of which a majority of its Voting Power or its equity securities or equity interest is owned directly or indirectly by the Company.

"Substitute Awards" shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

"Tandem Stock Appreciation Right or TSAR" shall mean a stock appreciation right granted under Section 6 of the Plan in relation to a particular Option that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the TSAR relates which entitles the holder to receive, with respect to each Share encompassed by the exercise of such TSAR, the excess of the Fair Market Value of the Share on the date of exercise over the Fair Market Value of the Share on the Grant Date or such other amount as determined by the Committee and specified in an Award Agreement.

"Termination of Employment" shall mean the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant to the Company or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of Shares which are exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments under the Award would have become exercisable had the Termination of Employment not occurred.


SECTION 3 - ADMINISTRATION

A.   Authority of Committee.  Except as provided by Section 10 hereof, the Plan
     ----------------------
     shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6 (B), amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

B    Committee Discretion Binding. Unless otherwise expressly provided in the
     ----------------------------
     Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary and Affiliate, any Participant, any holder or beneficiary of any Award, any Employee and any Non-Employee Director.

C.   Action by the Committee. The Committee shall hold its meetings at such
     -----------------------
     times and places and in such manner as it may determine. A majority of its members shall constitute a quorum, and the decision of a majority of those present at which a quorum is present shall constitute the decision of the Committee. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following the grant of the Option or other Award. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

D.   Delegation. Subject to the terms of the Plan and applicable law, the
     ----------
     Committee may delegate to one or more of its members, or to officers or managers of the Company or of any Subsidiary or Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

E.   No Liability. No member of the Board or Committee or any delegate officer
     ------------
     or manager of the Company or any Subsidiary or Affiliate shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in wiring offer the Company the opportunity, at its own expense, to handle and defend the same.


SECTION 4 - SHARES AVAILABLE FOR AWARDS

A.   Shares Available. Subject to the provisions of Section 4(B) hereof, the
     ----------------
     stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 829,567 (which includes 79,567 Shares with respect to which awards under the 1992 Performance Improvement Compensation Plan (the "1992 Plan") were authorized but not granted), of which (i) the number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 829,567 and (ii) no more than fifty percent (50%) shall be Shares with respect to which Awards other than Options may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(B), the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards were granted under the 1992 Plan as of the effective date of this Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or cancelled without the delivery of Shares after the effective date of this Plan under the terms of the 1992 Plan. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised, or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination, expiration, or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in
     Section 4(B) hereof, the number of Shares with respect to which Options may be granted to any one Participant in any one calendar year shall be no more than 100,000 Shares.

B.   Adjustments.
     -----------

     (i) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.


     (ii) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable: (1) adjust any or all of (a) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (b) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (c) the grant or exercise price with respect to any Award under the Plan, ; and (d) the appropriate Fair Market Value and other price determinations for such Awards; provided that the number of shares subject to any Award shall always be a whole number; (2) in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, issue or assume Options, regardless of whether in a transaction to which
            Section 424(a) of the Code applies, by means of substitution of new Options for previously issued Options or an assumption of previously issued Options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised Options in connection with such transaction; or (3) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

C.   Substitute Awards. Any Shares issued by the Company as Substitute Awards in
     -----------------
     connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

D.   Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant
     ------------------------------------------
     to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company


SECTION 5 - ELIGIBILITY

Any officer or key employee (including any officer or employee-director of the Company or of any Subsidiary or Affiliate who is not a member of the Committee) or Non-Employee Director shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted pursuant to Section 10.


SECTION 6 - STOCK OPTIONS AND TANDEM STOCK APPRECIATION RIGHTS


A.   Grant. Subject to the provisions of the Plan, the Committee shall have sole
     -----
     and complete authority to grant Options and TSARs, determine the Participants to whom Options and TSARs shall be granted, the number of Shares subject to each Award, the Option Price and the conditions and limitations applicable to the exercise of the Option and TSAR. An Option may be granted with or without a TSAR; a TSAR may be granted only with a related Option. Each Option grant shall be evidenced by an Award Agreement specifying the Grant Date, when the Option vests, the Option Price, the number of Shares subject to the Option, the effect of the Termination of Employment upon the exercisability of the Option, and such other provisions as the Committee shall determine. Each TSAR grant shall be evidenced by an Award Agreement, which may be the same Award Agreement as the related Option Award Agreement, specifying the Grant Date, vesting schedule, Fair Market Value of the Shares on the Grant Date, the number of Options related to the TSAR, the effect of the Termination of Employment upon the exercisability of the TSAR, and such other provisions as the Committee shall determine. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. The terms and conditions of grants of Incentive Stock Options and TSARs related to such Incentive Stock Options shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option and related TSAR under this Plan may be granted additional Options and related TSARs under the Plan if the Committee shall so determine, provided, however, that to the extent the aggregate Fair Market Value

     (determined at the time the Incentive Stock Option and TSAR related thereto is granted) of the Shares with respect to which all Incentive Stock Options and TSARs related to such Incentive Stock Option are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee's employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.


B.   Option Price. The Committee in its sole discretion shall establish the
     ------------
     Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Sections 4(B) and 14(C) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or
     (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options.

C.   Term. Subject to the Committee's authority under Section 3(A) and the
     ----
     provisions of Section 6(E), each Option and related TSAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options and related TSARs granted under the Plan. Notwithstanding the foregoing, no Option or TSAR that relates to such Option shall be exercisable after the expiration of ten
     (10) years from the date such Option or TSAR was granted.

D.   Exercise.
     --------

     (i) Each Option and TSAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, however, that no Option and related TSAR granted under this Plan may be exercised until one (1) year after the Grant Date thereof. The Committee shall have full and complete authority to determine, subject to Section 6(E) herein, whether an Option and related TSAR will be exercisable in full at any time or from time to time during the term of the Option and related TSAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option and related TSAR as the Committee may determine.

     (ii) The Committee may impose such conditions with respect to the exercise of Options and TSARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

     (iii) An Option and related TSAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option and related TSAR, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. A TSAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the related Option. The exercise of either an Option or a TSAR shall result in the termination of its related TSAR or Option, as the case may be, to the extent of the number of Shares with respect to which either the Option and related TSAR is exercised.

     (iv) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (a) in whole Shares held by the Participant for at least six (6) months and Shares valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, or (b) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

     (v) At the Committee's discretion, the amount payable as a result of the exercise of a TSAR may be settled in cash, Shares, or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a TSAR but a cash payment will be made in lieu thereof. The Committee shall have sole and absolute discretion as to the timing of any payment made upon the exercise of a TSAR. Payment may be made in a lump sum, in annual installments or may be otherwise deferred. If payments are deferred, the Committee shall have the sole and absolute discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

E.   Ten Percent Stockholder Rule. Notwithstanding any other provisions in the
     ----------------------------
     Plan, if at the time an Option and related TSAR is otherwise to be granted pursuant to the Plan the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option and related TSAR to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option price shall be not less than 110% of the Fair Market Value of the Shares of the Company, and such Option and related TSAR by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

SECTION 7 - RESTRICTED SHARES AND RESTRICTED SHARE UNITS


A.   Grant.
     -----

     (i) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to grant Restricted Shares and Restricted Share Units, determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

     (ii) Each Restricted Share Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.

B.   Delivery of Shares and Transfer Restrictions. The Company may implement the
     --------------------------------------------
     grant of a Restricted Share Award by (i) credit to a bookkeeping account maintained by the Company evidencing the accrual to a Participant of unsecured and unfunded rights to receive, subject to the terms of the Restricted Share Award, Shares of the Company or (ii) delivery of certificates for Shares of the Company to the Participant who must execute appropriate stock powers in blank and return the certificates and stock powers to the Company. Such certificates and stock powers shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and the certificate shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.

C.   Termination of Restrictions. At the end of the restricted period and
     ---------------------------
     provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

D.   Payment of Restricted Share Units.  Each Restricted Share Unit shall have a
     ---------------------------------
     value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. A Participant shall be credited with dividend equivalents on any vested Restricted Share Units credited to the Participant's account at the time of any payment of dividends to stockholders on Shares. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to him. Any such dividend equivalents shall be credited to the Participant's account as of the date on which such dividend would have been payable and shall be converted into additional Restricted Share Units (which shall be immediately vested) based upon the Fair Market Value of a Share on the date of such crediting. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of. Except as otherwise determined by the Committee, all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

SECTION 8 - PERFORMANCE AWARDS

A    Grant. The Committee shall have sole and complete authority to grant a
     -----
     Performance Award, determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Awards for which different Performance Periods are prescribed. All Performance Awards shall be subject to the terms and provisions of Section 11 hereof.

B.   Terms and Conditions. Subject to the terms of the Plan and any applicable
     ---------------------
     Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may change specific provisions of the Performance Award, provided, however, that such change may not adversely affect existing Performance Awards made within a Performance Period commencing prior to implementation of the change. On or about the close of, and if appropriate and in accordance with
     Section 8(C) during the term of each Performance Period, the Committee shall determine whether the Performance Goals established pursuant to
     Section 11 have been met and the amount of Performance Awards to be paid to a Participant. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

C.   Payment of Performance Awards. Performance Awards may be paid in a lump sum
     -----------------------------
     or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. If a Participant terminates employment with the Company during a Performance Period because of death, Disability, Retirement or other circumstance in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determine by the Committee, may be entitled to a payment of a Performance Award at the end of the Performance Period based upon the extent to which the Performance Goals were satisfied at the end of such period and prorationed for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Award in such amount and under such terms and conditions as the Committee deems appropriate or desirable. Unless otherwise determined by the Committee, Termination of Employment prior to the end of any Performance will result in the forfeiture of the Performance Award, and no payments will be made. A Participant's rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution.

SECTION 9 - DEFERRED SHARES

A.   Grant. Subject to the provisions of the Plan, the Committee shall have sole
     -----
     and complete authority to grant Deferred Shares, either alone or in addition to other Awards granted under the Plan. The Committee shall have sole and complete authority to determine the Participants to whom Deferred Shares shall be granted, the number of Deferred Shares to be awarded, the price, if any, to be paid by the recipient of a Deferred Share Award, the duration of the period during which, and the conditions under which, the Deferred Shares may be forfeited to the Company, and the terms and conditions of such Awards. Each Deferred Share Award shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Deferred Share Awards.

B.   Elective Deferral.  A Participant may elect to further defer receipt of
     -----------------
     Deferred Shares for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period for the Deferred Share Award in question, or for the applicable installment of such an Award.

C.   Transfer Restrictions.  The Company shall implement the grant of a Deferred
     ---------------------
     Share Award by credit to a bookkeeping account maintained by the company evidencing the accrual to a Participant of unsecured and unfunded rights to receive, subject to the terms of the Deferred Share Award, Shares of the Company. Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of Shares subject to a Deferred Share Award if such Shares had been outstanding shall be deferred automatically and deemed to be reinvested in additional Deferred Shares, subject to the same deferral limitations as the underlying Deferred Share Award. Except as otherwise provided in the applicable Award Agreement, a Deferred Share Award shall be forfeited by a Participant upon the Participant's Termination of Employment prior to the completion of a Deferral Period for a Deferred Share Award.

D.   Delivery of Shares.  At the expiration of the Deferral Period, Share
     ------------------
     certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares subject to the Deferred Share Award and any dividends thereon reinvested in additional Deferred Shares.


SECTION 10 - NON-EMPLOYEE DIRECTOR AWARDS

Subject to the provisions of the Plan and applicable law, the Board may, in its sole and absolute discretion, grant and administer Awards to Non-Employee Directors in the form of Nonqualified Stock Options, Restricted Shares, Restricted Share Units or Deferred Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board.

SECTION 11 - PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED
             AWARDS

Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Awards shall be subject to the terms and provisions of this Section 11.

A. The Committee may grant Awards to Covered Officers that vest or become exercisable upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, Affiliate operating unit or division financial performance measures:

     (i)    economic value added or economic profit
     (ii)   earnings before interest, taxes, depreciation and/or amortization
     (iii)  operating income or profit
     (iv)   operating efficiencies
     (v)    return on equity, assets, capital, capital employed, or investment
     (vi)   after tax operating income
     (vii)  net income
     (viii) earnings or book value per Share
     (ix)   cash flow(s)
     (x)    total sales or revenues or sales or revenues per employee
     (xi)   production (separate work units or SWUs)
     (xii)  stock price or total shareholder return
     (xiii) dividends
     (xiv) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures
     (xv) except in the case of a Covered Officer, any other performance criteria established by the Committee or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

B. With respect to any Covered Officer, the maximum annual number of Shares in respect of which all performance-based Awards may be granted under the Plan is 100,000 and the maximum annual amount of any Award settled in cash is $1,000,000.

C. To the extent necessary to comply with Section 162(m), with respect to performance-based Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing,
     (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

SECTION 12-TERMINATION OF EMPLOYMENT

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Termination of Employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement, and shall provide such terms in the Award Agreement.

SECTION 13 - CHANGE IN CONTROL

Upon the occurrence of a Change in Control, all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted, subject to the approval of the Committee, in accordance with the following:

A. All then outstanding Performance Awards with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:


     (i) all applicable Performance Goals shall be deemed to have been satisfied to the extent necessary to result in payment of 100% of the Performance Awards; and

     (ii) the applicable Performance Period shall be deemed to have ended on the date of the Change in Control; and

     (iii) the payment to the Participant shall be the amount determined in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Change in Control, and the denominator of which is the total number of months in the original Performance Period; and

     (iv) upon the making of such payment, the Award Agreement pertaining to such Performance Award shall be cancelled and shall have no further force or effect.

B. All then outstanding but not previously exercisable and vested Options shall become immediately exercisable and fully vested.

C. Restrictions applicable to Awards of Restricted Shares, Restricted Share Units or Deferred Shares shall lapse and the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such Shares and deliver such certificates to the Participants in whose name they are registered.

SECTION 14 - AMENDMENT AND TERMINATION

A.   Amendments to the Plan. The Board may amend, alter, suspend, discontinue,
     ----------------------
     or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any tax or regulatory requirement or with which the Board deems it necessary or desirable to comply; (ii) such amendment alters the group of persons eligible to participate under the Plan; or
     (iii) such amendment increases the maximum number of Shares which are available for Awards under the Plan or increases the number of Shares with respect to which Awards other than Options may be granted.

B.   Amendments to Awards. Subject to the restrictions of Section 6(B), the
     --------------------
     Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. The Committee expressly retains the right and power to:

     (i)    annul any Award if the Participant is terminated for Cause;

     (ii) provide in an Award Agreement for the forfeiture of Shares or other gain under an Award as determined by the Committee for competing against the Company; and

     (iii) convert any outstanding Incentive Stock Option to a Non-Qualified Stock Option.

C.   Adjustments of Awards Upon the Occurrence of Certain Unusual or
     ---------------------------------------------------------------
     Nonrecurring Events. The Committee is hereby authorized to make adjustments
     -------------------
     in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(B) hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m).


SECTION 15 - GENERAL PROVISIONS


A.   Awards Nontransferable. No Award shall be assigned, alienated, pledged,
     ----------------------
     attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by the optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

B.   Dividend Equivalents. In the sole and complete discretion of the Committee,
     --------------------
     an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional Shares, or in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.

C.   No Rights to Awards. No Person shall have any claim to be granted any
     -------------------
     Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

D.   Share Certificates. All certificates for Shares or other securities of the
     ------------------
     Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each person purchasing Shares pursuant to an Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the Shares without a view to distribution thereof.


E.   Withholding. A Participant may be required to pay to the Company or any
     -----------
     Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

F.   Award Agreements. Each Award hereunder shall be evidenced by an Award
     ----------------
     Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.

G.   No Limit on Other Compensation Arrangements. Nothing contained in the Plan
     -------------------------------------------
     shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares and other types of Awards provided for hereunder (subject to stockholder approval as such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of continuing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees.

H.   No Right to Employment. The grant of an Award shall not be construed as
     ----------------------
     giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

I.   No Rights as Stockholder. Subject to the provisions of the applicable
     ------------------------
     Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

J.   Governing Law. The validity, construction, and effect of the Plan and any
     -------------
     rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of North Carolina without giving effect to the conflict of law principles thereof, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended.

K.   Severability. If any provision of the Plan or any Award is, or becomes, or
     ------------
     is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

L.   Other Laws. The Committee may refuse to issue or transfer any Shares or
     ----------
     other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

M.   No Trust or Fund Created. Neither the Plan nor any Award shall create or be
     -------------------------
     construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

N.   No Fractional Shares. No fractional Shares shall be issued or delivered
     --------------------
     pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

O.   Headings. Headings are given to the Sections and subsections of the Plan
     --------
     solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

P.   Binding Effect. The terms of the Plan shall be binding upon the Company and
     --------------
     its successors and assigns, and the Participants and their legal representatives.

Q.   Employees in Countries Other Than the United States of America. The
     --------------------------------------------------------------
     Committee may adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of countries other than the United States of America in which the Company or any Subsidiary or Affiliate operates, to assure benefits from Awards granted under this Plan and to meet the objectives and requirements of this Plan.

R.   Share Registration. The Company shall not be required to issue or deliver
     ------------------
     any certificates for Shares prior to:

          (i) the listing of such Shares on any stock exchange on which the Shares may then be listed, and

          (ii) the completion of any registration or qualification of such Shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

SECTION 16- TERM OF THE PLAN

A.   Effective Date. The Plan shall be effective as of July 1, 2001 provided it
     --------------
     has been approved by the Company's stockholders.

B.   Expiration Date. No new Awards shall be granted under the Plan after the
     ---------------
     tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                            . FOLD AND DETACH HERE .
 ................................................................................

                        STANDARD COMMERCIAL CORPORATION
              Proxy solicited on behalf of the Board of Directors

  The undersigned hereby appoints Henry C. Babb and Keith H. Merrick proxies, each with full power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of STANDARD COMMERCIAL CORPORATION to be held at Hardy Alumni Hall, Barton College in Wilson, North Carolina, on August 14, 2001 and at any adjournments thereof.

  (1) ELECTION OF DIRECTORS:   [_] FOR all nominees listed below    [_] VOTE
                                                                        WITHHOLD

      (INSTRUCTION: To withhold vote for individual nominee(s), strike a line through the name(s) in the list below.)

      Three-year terms expiring in 2004: William S. Barrack, Jr., Charles H. Mullen, William S. Sheridan

  (2) Adopt the 2001 Performance Improvement Compensation Plan and reserve an additional 750,000 shares thereunder.

          [_] FOR                       [_] AGAINST                  [_] ABSTAIN

  (3) Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2002.

          [_] FOR                       [_] AGAINST                  [_] ABSTAIN

  (4) In the discretion of such proxies, upon such other business as may properly come before the meeting.

                (Continued, and to be signed on the other side)

                                    [LOGO]

                        STANDARD COMMERCIAL CORPORATION



                        Annual Meeting of Shareholders

                               Hardy Alumni Hall
                         400 Atlantic Christian Drive
                                Barton College
                            Wilson, North Carolina

                                August 14, 2001
                                  12:00 Noon


Shareholders are invited to a luncheon immediately following the Annual Meeting. If you plan to attend, please complete and return the enclosed card directly to the Company in the envelope provided or telephone Carol Whitehead at 252-291-5507, Extension 259. If you need directions to Barton College please contact Mrs. Whitehead.



                           . FOLD AND DETACH HERE .
 ................................................................................

                            SHAREHOLDER RECORD DATA

--------------------------------------------------------------------------------

                          (Continued from other side)


A MAJORITY OF SAID PROXIES OR THEIR SUBSTITUTES
WHO SHALL BE PRESENT AND ACT, OR IF ONLY ONE
SHALL BE PRESENT AND ACT, THEN THAT ONE SHALL
HAVE AND MAY EXERCISE ALL THE POWERS OF
SAID PROXIES HEREUNDER.

                                                      Dated ______________, 2001

                                                      __________________________
                                                            [Signature(s)]

                                                      __________________________
                                                            [Signature(s)]


                                                      Please date and sign as
                                                      name(s) appear hereon.
                                                      When shares are held by
                                                      joint tenants, both should
                                                      sign. When signing on
                                                      behalf of a corporation,
                                                      partnership, estate, trust
                                                      or other shareholder,
                                                      state your capacity or
                                                      otherwise indicate that
                                                      you are authorized to
                                                      sign.



  PLEASE COMPLETE, SIGN AND RETURN AS SOON AS POSSIBLE IN ENCLOSED ENVELOPE.